UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

MALIBU BOATS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

MALIBU BOATS, INC.

2025 Annual Meeting
Vote by October 23, 2025
11:59 PM ET



MALIBU BOATS, INC.
5705 KIMBERLY WAY
LOUDON, TN 37774

V78916-P36332

You invested in MALIBU BOATS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on October 24, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 10, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

October 24, 2025
8:00 a.m., Eastern Time

Cobalt Boats
450 Hamilton Industrial Way
Lenoir City, TN 37771

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect to the Board of Directors the three nominees named in the attached Proxy Statement to serve until the Company's 2028 annual meeting of stockholders and until their successors are duly elected and qualified: Nominees: 01) Melanie K. Cook 02) Michael K. Hooks 03) Nancy M. Taylor	For
2.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2026	For
3.	To approve, on an advisory basis, the compensation of the Company's named executive officers	For
4.	Approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers	1 Year

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